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                                                                    EXHIBIT 99.1


    Form of Certification Pursuant to Section 1350 of Chapter 63 of Title 18
                           of the United States Code


I, Clyde Harrison, the chief executive officer of Rogers International Raw Materials Fund L.P. certify that (i) the Form 10K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10K fairly presents, in all material respects, the financial condition and results of operations of Rogers International Raw Materials Fund L.P.


                                                 /s/ Clyde Harrison
                                                 ------------------
                                               Chief Executive Officer
                                                   March 22, 2003